            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of March, 1996.



    EUGENE R. MCGRATH

    EUGENE R. MCGRATH

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of March, 1996.



    RAYMOND J. MCCANN

    RAYMOND J. MCCANN

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of March, 1996.



    JOAN S. FREILICH

    JOAN S. FREILICH

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 1996.



    E. VIRGIL CONWAY

    E. VIRGIL CONWAY

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 1996.



    GORDON J. DAVIS

    GORDON J. DAVIS

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 1996.



    RUTH M. DAVIS

    RUTH M. DAVIS

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 1996.



    ELLEN V. FUTTER

    ELLEN V. FUTTER

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 1996.



    ARTHUR HAUSPURG

    ARTHUR HAUSPURG

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 1996.



    SALLY HERNANDEZ-PINERO

    SALLY HERNANDEZ-PINERO

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of March, 1996.



    PETER W. LIKINS

    PETER W. LIKINS

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 1996.



    FREDERICK P. ROSE

    FREDERICK P. ROSE

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of March, 1996.



    DONALD K. ROSS

    DONALD K. ROSS

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 1996.



    ROBERT G. SCHWARTZ

    ROBERT G. SCHWARTZ

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March, 1996.



    RICHARD A. VOELL

    RICHARD A. VOELL

            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                       POWER OF ATTORNEY


WHEREAS Consolidated Edison Company of New York, Inc., a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, does hereby constitute and appoint Raymond J. McCann, Peter J. O'Shea, Jr. and Travis F. Epes, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a Trustee or Officer or both, as the case may be, of the Company, said Annual Report on Form 10-K, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same, with all exhibits thereto and other documents having relation thereto, with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March, 1996.



    MYLES V. WHALEN, JR.

    MYLES V. WHALEN, JR.